EXHIBIT 31.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Dave Warkentin, President and Chief Executive Officer of SmarTire Systems Inc., certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of SmarTire Systems Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4.
The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)
designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

(b)
evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

(c)
disclosed in this quarterly report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s first quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting, and;

5.
The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal control over financial reporting; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: March 16, 2007                                                                                            /s/ Dave Warkentin
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                                                                                                                                Dave Warkentin, President and Chief Executive Officer